Exhibit 10.9: List of Subsidiaries of Registrant



THE COMPANY HAS A TOTAL OF FOUR SUBSIDIARIES. THE NAMES OF THE COMPANY'S SUBSIDIARIES, THE PERCENTAGE INTERESTS HELD, THEIR DATES OF INCORPORATION AND THE JURISDICTIONS IN WHICH THEY WERE INCORPORATED ARE AS FOLLOWS:

------------------------------------- ------------------------------------------------------------------

                                      PERCENTAGE
         NAME OF SUBSIDIARY              (%)
                                       INTEREST          DATE OF                JURISDICTION OF
                                         HELD         INCORPORATION             INCORPORATION
------------------------------------- ------------------------------------------------------------------

VOICE MOBILITY INC.                      100%       SEPTEMBER 15, 1993      B.C. (NOW A CBCA CORP.)


VOICE MOBILITY CANADA LIMITED            100%       MAY 26, 1999            CANADA (CBCA)


VM SUB LIMITED                           100%       MAY 26, 1999            CANADA (CBCA)


VOICE MOBILITY (US), INC.                100%       APRIL 6, 2000           NEVADA
------------------------------------- ------------------------------------------------------------------


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